UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
        Date of Report:(Date of earliest event reported): March 30, 2005

                               WEGENER CORPORATION
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             (Exact name of registrant as specified in its charter)

        Delaware                          0-11003                  81-0371341
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  (State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
    of incorporation)                                        Identification No.)

  11350 Technology Circle, Duluth, Georgia                       30097
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  (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (770) 623-0096
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[ ] Pre-commencement
    communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))
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                                TABLE OF CONTENTS
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Item 2.02.  Results of Operations and Financial Condition
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Item 9.1. Financial Statements and Exhibits
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SIGNATURES
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EXHIBIT INDEX
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EX-99.1 PRESS RELEASE
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Table of Contents
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Item 2.02  Results of Operations and Financial Condition

         On March 30, 2005, Wegener Corporation issued a press release announcing its financial results for the three and six months ended March 4, 2005, and a copy of such press release is attached as Exhibit
         99.1 to this report.

         The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.




Item 9.01 Financial Statements and Exhibits

  (C)    Exhibits

         99.1     Press Release of Wegener Corporation issued March 30, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Wegener Corporation

Date: March 31, 2005

                                   By:  /s/ Robert A. Placek
                                           -----------------
                                           Robert A. Placek
                                           President and Chief Executive Officer



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Exhibit Index

Exhibit Number
99.1     Press Release of Wegener Corporation, issued on March 30, 2005